SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 8, 2008

Date of Report (Date of earliest event reported)

OCTILLION CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

1050 Connecticut Avenue, NW Washington, DC 20036

(Address of principal executive offices)

(800) 213-0689

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On December 8, 2008, Octillion Corp. issued a news release to announce the expansion of the Company’s engineering team in order to pursue its development of first-generation devices capable of generating electricity by harvesting energy from vehicles in motion. This news release, dated December 8, 2008 is attached as Exhibit 99.1 to this Form 8-K.

SECTION 8.  Other Events

Item 8.01 Other Events.

On December 8, 2008, Octillion Corp. issued a news release to announce the expansion of the Company’s engineering team in order to pursue its development of first-generation devices capable of generating electricity by harvesting energy from vehicles in motion. This news release, dated December 8, 2008 is attached as Exhibit 99.1 to this Form 8-K.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

Exhibit 99.1 – Press release dated December 8, 2008

    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTILLION CORP.

/s/ Meetesh Patel

    Meetesh Patel

President and CEO

Date: December 8, 2008

             EXHIBIT 99.1

Octillion Bolsters Team - Accelerates Development of Technologies to Generate Electricity from Moving Vehicles

Octillion expands engineering efforts to develop devices capable of capturing wasted kinetic energy from moving vehicles and converting it into useable electricity.

Washington, DC – December 8, 2008 – Octillion Corp. (Symbol: OCTL), a next-generation alternative and renewable energy technology developer, today announced immediate expansion of the Company’s engineering team in order to aggressively pursue development of first-generation devices capable of generating electricity by harvesting energy from vehicles in motion.

“We’re working to creatively, quickly, and cost-effectively develop brand new technologies to generate usable electricity from the estimated 6,000,000 trucks and 250,000,000 cars on America’s roadways,” stated Mr. Meetesh V. Patel, Esq., President and CEO of Octillion Corp.  “I’m confident that today’s addition of V2G Enterprises LLC, an innovative engineering and prototyping firm, will help us achieve these goals.”

Based in Mount Laurel, New Jersey, the V2G team brings more than fifty years of combined mechanical engineering, prototyping, and electronics experience spanning across North America, Europe, and Asia.

V2G engineers have worked with the Burroughs Corporation (now Unysis Corporation), the prestigious Alfred I. DuPont Institute, and notably, the New Jersey Turnpike Authority to develop technologies related to toll-booth systems.  Engineers anticipate targeting toll-booths and highway exit ramps among potential high-traffic installations for Octillion’s vehicle-driven electricity generation devices.

Today’s announcement marks rapid expansion of the Company’s engineering efforts, and comes on the heels of Octillion’s agreement announced last month with Veryst Engineering LLC, a respected Boston-based engineering firm with expertise in energy capture technologies.

Working with the Office of Naval Research, recent advances by Veryst engineers in harvesting energy from motion were featured in the September 2008 issue of Mechanical Engineering Magazine, an award-winning publication of the American Society of Mechanical Engineers, published since 1880.

In an article titled, “Harvest of Motion”, Veryst Managing Principal, Dr. Stuart Brown, and Engineer, Mr. Brian S. Hendrickson, highlighted their unique skills in energy harvesting by way of the development of a small-scale device which uses human motion to generate five-times greater power output (per volume) than conventional energy harvesting systems.  Rather than human motion, Veryst engineers are now working to develop Octillion’s large-scale energy capture technologies using the motion of cars and trucks to generate electricity.

“It’s truly exciting to think that in the not-too-distant future we could be generating usable electricity by exploiting wasted kinetic energy from the movement of millions of vehicles,” concluded Mr. Patel.  “I’m especially eager to aggressively move these first-generation technologies along the product prototyping path and position Octillion as an early innovator, one of the first companies to truly work towards commercializing a new and novel transformational technology for generating electricity from wasted energy.”

About Octillion Corp.

Octillion Corp., together with its wholly owned subsidiaries, is a technology incubator focused on the identification, acquisition, development and eventual commercialization of emerging technologies.

Through established relationships with universities, research institutions, teaching hospitals and government agencies, we strive to identify technologies and business opportunities on the leading edge of innovation that have the potential of serving significant and unmet market needs.

Once a technology has been identified, we fund the research and development activities relating to the technology with the intention of ultimately, if warranted, licensing, commercializing and marketing the subject technology, either through internal resources, collaborative agreements or otherwise.

Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such things as land and building acquisition, equipment and furniture purchases, and other incidental start up costs. As a result, we are able to benefit from leading edge research for significantly less than conventional organizations.

Among our current research and development activities are the development of 1) a patent-pending technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure, and 2) technologies and products for peripheral and optic nerve damage and nerve regeneration.

For additional information, please visit www.octillioncorp.com

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http://www.octillioncorp.com/contact.html

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.